                      Exhibit 99.1 - JOINT FILING AGREEMENT


                                    EXHIBIT B

                             JOINT FILING AGREEMENT


          The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is accurate.


Dated: December 13, 1996


                                             The TCW Group, Inc.


                                             By:  /s/ Mohan V. Phansalkar
                                                  ---------------------------
                                                  Mohan V. Phansalkar
                                                  Authorized Signatory



                                             Robert Day


                                             By:  /s/ Mohan V. Phansalkar
                                                  ---------------------------
                                                  Mohan V. Phansalkar
                                                  Under Power of Attorney
                                                  dated January 30, 1996,
                                                  on File with Schedule 13G
                                                  Amendment Number 1 for
                                                  Matrix Service Co. dated
                                                  January 30, 1996.


                                       B-1